UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: August 15, 2013

(Date of earliest event reported)

JDS Uniphase Corporation

(Exact name of registrant as specified in its charter)

Delaware	00-22874	94-2579683
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

430 North McCarthy Boulevard, Milpitas, CA	95035
(Address of principal executive offices)	(Zip Code)

(408) 546-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                     Regulation FD Disclosure.

On August 15, 2013, JDS Uniphase Corporation (“JDSU”) issued a press release announcing, among other things, that it intends to offer, subject to market conditions and other factors, $575 million of Senior Convertible Debentures in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended.  JDSU also announced the authorization to repurchase up to $100 million of its outstanding common stock.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01                     Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press release issued by JDS Uniphase Corporation on August 15, 2013.

The information in Exhibit 99.1 shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2013	JDS Uniphase Corporation

	By:	/s/ Rex S. Jackson
Rex S. Jackson
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release issued by JDS Uniphase Corporation on August 15, 2013.